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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 3, 2005
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                          HEALTHCARE ACQUISITION CORP.
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               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                     001-32587              20-2726770
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    (State or Other Jurisdiction       (Commission             (IRS Employer
    of Incorporation)                  File Number)          Identification No.)

    2116 FINANCIAL CENTER 666 WALNUT STREET
             DES MOINES, IOWA                                   50309
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    (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (515) 244-5746
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                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01. OTHER EVENTS

            On August 3, 2005, the initial public offering ("IPO") of 9,000,000 Units ("Units") of Healthcare Acquisition Corp. (the "Company") was consummated. Each Unit consists of one share of Common Stock, $.0001 par value per share ("Common Stock"), and one Warrant ("Warrants"), each to purchase one share of Common Stock. The Units were sold at an offering price of $8.00 per Unit, generating gross proceeds of $72,000,000. Of this amount, $64,980,000 (or $7.22 per share) was placed in trust. Audited financial statements as of August 3, 2005 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits:

         Exhibit 99.1      Audited Financial Statements

         Exhibit 99.2      Press Release dated August 3, 2005


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August 3, 2005                       HEALTHCARE ACQUISITION CORP.



                                              By: /s/ Matthew P. Kinley
                                                  ------------------------------
                                                  Matthew P. Kinley
                                                  President